Exhibit 10.3

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”), dated as of September 30, 2010, is entered into by and among China XD Plastics Company Limited (the “Company”) and the undersigned buyers signatory to that certain Securities Purchase Agreement, dated November 27, 2009 by and among the Company and such buyers signatory thereto (the “Purchase Agreement”).   Defined terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

WHEREAS, pursuant to Section 4(o)(iii) of the Purchase Agreement, during the 18 months following the Closing Date, the Buyers have the right to participate in Subsequent Placements of the Company’s securities;

WHEREAS, the Company wishes to undertake an offering of securities of the Company pursuant to the Company’s currently effective shelf registration statement through Rodman & Renshaw, LLC acting as the exclusive placement agent on a best efforts basis; and

WHEREAS, the undersigned Buyers wish to amend Section 4(o)(iv) of the Purchase Agreement to exclude the proposed offering from the requirements of Section 4(o)(iii) of the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

1.
Amendment.   Section 4(o)(iv) is hereby amended and restated as follows:  “The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any (A) Excluded Securities (as defined in the Warrants), (B) any bona fide firm commitment underwritten public offering with a nationally recognized underwriter (it being acknowledged among the parties hereto that Rodman & Renshaw, LLC is a nationally recognized underwriter) pursuant to an effective registration statement under the 1933 Act which generates gross proceeds to the Company of at least $25,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act, "equity lines" and products similar to so-called "CMPOs" (Confidentially Marketed Public Offerings) where shares are sold off of a currently effective registration statement as an underwritten offer after initially being marketed as a "registered direct" offering with no bona fide firm commitment underwriting) or (C) an issuance of up to $20,000,000 of Common Stock and Warrants pursuant to the Company’s currently effective shelf registration statement through Rodman & Renshaw, LLC acting as the exclusive placement agent on a best efforts, which issuance shall be executed on or before October 20, 2010.”

2.	Miscellaneous.

(a)           Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

 (b)           This Agreement may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

(c)           The obligations of undersigned Buyer are several and not joint with the obligations of any other undersigned Buyer, and no undersigned Buyer shall be responsible in any way for the performance of the obligations of any other undersigned Buyer under this Agreement.  Nothing contained herein, and no action taken by any undersigned Buyer pursuant hereto, shall be deemed to constitute the undersigned Buyers as, and the Company acknowledges that the undersigned Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned Buyers are in any way acting in concert or as a group with respect to such obligations and the Company acknowledges that the undersigned Buyers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations.  The Company acknowledges and each undersigned Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each undersigned Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other undersigned Buyer to be joined as an additional party in any proceeding for such purpose.

       IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

CHINA XD PLASTICS COMPANY LIMITED

By:  /s/  JieHan
Name:  Jie Han
Title:  Chief Executive Officer

[CXDC Amendment Agreement – Buyer Signature]

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

Buyer:  ___________________________
Signature of Buyer: ______________________
Name of Signatory: __________________
Title of Signatory: _____________________